GOLDMAN SACHS TRUST

Goldman Sachs Fundamental Equity Growth Funds
Class A, Class C, Institutional, Class IR, and Class R Shares of the
Goldman Sachs All Cap Growth Fund

Supplement dated February 22, 2011 to the
Prospectus dated December 29, 2010 (the “Prospectus”)

Effective March 31, 2011, the Goldman Sachs All Cap Growth Fund will change its name to the Goldman Sachs Flexible Cap Growth Fund (the “Fund”). Accordingly, effective March 31, 2011, all references in the Prospectus to “All Cap Growth Fund” are changed to “Flexible Cap Growth Fund”. The Fund’s investment objective, policies, strategies, practices and limitations will be unaffected by this name change.

This Supplement should be retained with your Prospectus for future reference.

ALLCAPNAMSTK 02-11